SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS

DWS RREEF Real Estate Securities Fund

The following information replaces the existing disclosure contained under the ”Portfolio Manager(s)” sub-heading of the ”MANAGEMENT” section of the fund’s summary prospectus.

John F. Robertson, CFA, Managing Director. Portfolio Manager of the fund. Joined the fund in 1999.

John W. Vojticek, Managing Director. Portfolio Manager of the fund. Joined the fund in 2004.

Joseph D. Fisher, CFA, Director. Portfolio Manager of the fund. Joined the fund in 2013.

David W. Zonavetch, CPA, Director. Portfolio Manager of the fund. Joined the fund in 2013.

Please Retain This Supplement for Future Reference

August 27, 2013 PROSTKR-298	Deutshe Asset & Wealth Management